PLH Products, Inc.
Detail Balance Sheet
As of Period Ending June 30, 2014, Detail: ACCT
Sort: Account Number, Exclude Zero Balances
Exclude Closing Entry

Balance
ASSETS
CURRENT ASSET
CALIFORNIA BANK	4645.76
BBCN BANK	638.30
HANMIBANK	46535.84
ACCOUNTS RECEIVABLE	5711928.33
ADVANCE TO EMPLOYEES	15800.00
LOAN TO OTHERS	10400.00
PREPAID EXPENSES	111270.85
PREPAID EXPENSES	198167.00
INVENTORY	5288376.00
IC CLEARING ACCOUNT	1028.10

Total CURRENT ASSET	11388790.18
FIXED ASSET
LAND	1777116.00
BUILDING	1653334.00
BUILDING IMPROVEMENT	60741.66
FURNITURE AND FIXTURE	168813.68
AUTOMOBILES	28004.00
MACHINERY AND EQUIPMENT	163561.61
PROVISION FOR ACCUMULATED DEPERCIATION	-789308.00

Total FIXED ASSET	3062262.95
OTHER ASSET
DEPOSITS	58800.00
INVESTMENT	5500000.00
BANK-LOAN CHARGE	32976.58
DEVELOPMENT FEE	68600.00

Total OTHER ASSET	5660376.58

Total ASSETS	20111429.71
LIABILITIES
CURRENT LIABILITY
ACCOUNTS PAYABLE	2185650.89
HANMI BANK LINE OF CREDIT	3245000.00
LOAN FROM OTHERS	63000.00
DEPOSIT FROM CUSTOMER	300559.94
INCOME TAX PAYABLE	185344.34
DEFERRED INCOME TAXES	48019.00

Date: 07/24/14 at 2:15 PM

PLH Products, Inc..
Detail Balance Sheet
As of Period Ending June 30, 2014, Detail: ACCT
Sort: Account Number, Exclude Zero Balances
Exclude Closing Entry

Balance

PAYROLL TAX PAYABLE	31051.76
SALES TAX PAYABLE	15404.75
GST-CANADA	-4210.90
401(K) Contribution	-276.80
DEALER OVERPAYMENT (VIA CUSTOMER)	194.51
DEDUCTIONS PAYABLE ACCOUNT	971.46
PO CLEARING ACCOUNT	-2556.32

Total CURRENT LIABILITY	6068152.63
LONG-TERM LIABILITY
HANMI BANK MORGAGE LOAN PRINCIPAL	3308834.10
HANMI BANK TERM LOAN PRINCIPAL	1638104.81

Total LONG-TERM LIABILITY	4946938.91

Total LIABILITIES	11015091.54
EQUITY
CURRENT EQUITY
COMMON STOCK	6604909.00
RETAINED EARNINGS	2338072.68
DIVIDEND	-213750.00

Total CURRENT EQUITY	8729231.68

Year-to-date Net Income	367106.49

Total EQUITY	9096338.17

Total Liabilities and Equity	20111429.71

PLH Products, Inc.
Detail Income Statement
For January 2014 through June 2014, For All Accounts
Level of Detail: ACCT, Sorted by Account Number
Exclude Zero Balance Accounts

		% Sales

SALES
SALES
SALES	16968238.36	10'0'.0'5
RETURNS	-797.50'	O'.0O'~·
ALLOWANCE/REBATE/REFERRAL	-1641.22	-0'.0'1
DISCOUNT	-5821.39	-0'.0'3

Total SALES	16959978.25	10'0'.0'0'

Total SALES	16959978.25	10'0'.0'0'

COST OF GOODS SOLD
COST OF GOODS
COST OF GOODS SOLD	12697727.96	74.87
DUTY & HANDLING	115272.48	0'.68
FREIGHT-IN	347622.62	2.0'5
PURCHASE VARIANCE	0'.0'1	0.0'0'

Total COST OF GOODS	13160'623.0'7	77.60'

Total COST OF GOODS SOLD	13160'623.0'7	77.60'

Gross Margin	3799355.18	22.40'

EXPENSES
OPERATING EXPENSES
SALARIES AND WAGES	12210'39.98	7.20'
EMPLOYER PAYROLL TAX (SSEC)	64256.70'	0'.38
EMPLOYER PAYROLL TAX (MEDI)	1770'5.27	0'.10'
EMPLOYER PAYROLL TAX (FUTA)	1110'.82	0.0'1
EMPLOYER PAYROLL TAX (SUTA)	7918.14	0.0'5
ADVERTISING AND PROMOTION	980'9.90'	0'.0'6
AUTOMOBILE EXPENSES	29698.0'4	0'.18
BANK SERV CHGS/FEES	11898.78	0.0'7
BUSINESS SHOW EXPENSES	636336.0'1	3.75
B-SHOW EXPENSE PREPAID	130'9.17	0'.0'1
PRINTING AND CATALOG	3417.12	0'.0'2
SALES COMMISIONS	30'0'0'79.61	1.77
CREDIT CARD FEES/CHARGES	89647.71	0'.53
FREIGHT CHARGES(TRUCKING)	348695.93	2.0'6
DUES AND SUBSCRITION	25296.15	0'.15
EMPLOYEE BENEFITS	810'0'.0'0'	0'.0'5
40'1(k) Contribution	18354.0'0'	0'.11

PLH Products, Inc.
Detail Income Statement
For January 2014 through June 2014, For All Accounts
Level of Detail: ACCT, Sorted by Account Number
Exclude Zero Balance Accounts

	Postings	% Sales

INSURANCE	87758.20	0.52
CLAIM ADJUST	52887.60	0.31
MEALS AND ENTERTAINMENT	3016.00	0.02
OFFICE EXPENSES	24933.23	0.15
POST AND STAMP	1748.75	0.01
PROFESSIONAL FEE	115015.00	0.68
REPAIR AND MAINTENANCE	12438.76	0.07
CAN-OFFICE EXPENSES	16800.00	0.10
WAREHOUSE SUPPLIES	45427.01	0.27
TELEPHONE	14185.58	0.08
WORKER'S COMPENSATION	6109.00	0.04
UTILITIES	7361.23	0.04
TRAVEL EXPENSES	25752.57	0.15
FINANCE FEE/CHARGE	31306.07	0.18
DONATION	2000.00	0.01

Total OPERATING EXPENSES	3241412.33	19.11

Total EXPENSES	3241412.33	19.11

Net Income from Operations	557942.85	3.29

OTHER INCOME
OTHER INCOME AND EXPENSE
OTHER INCOME	12275.70	0.07
CUSTOMER SERVICE (OTHER INCOME-21)	10577.99	0.06
REAL-ESTATE LOAN INTEREST	-67383.68	-0.40
TERM-LOAN/COMMERCIAL INTEREST	-34443.71	-0.20
HANMI BANK LINE OF CREDIT INTEREST	-53486.54	-;0.32
INVEST INTEREST	-10000.00	-0.06

Total OTHER INCOME AND EXPENSE	-142460.24	-0.84

Total OTHER INCOME	-142460.24	-0.84

Net Income before Taxes	415482.61	2.45
TAXES
TAXES
OTHER TAXES	25910.20	0.15
EMPLOYEE TRAINING TAX	185.13	0.00
PROPERTY TAX	22280.79	0.13

Total TAXES	48376.12	0.29

PLH Products, Inc.
Detail Income Statement
For January 2014 through June 2014, For All Accounts
Level of Detail: ACCT, Sorted by Account Number
Exclude Zero Balance Accounts

	Postings	% Sales

Total TAXES	48376.12	0.29

Net Income after taxes	367106.49	2.16

Financial Statements
As of and for the years ended December 31, 2013 and 2012
with Independent Auditors' Report

PLH Products, Inc.

Contents

Independent Auditors’ Report

To the Board of Directors and Stockholder
PLH Products, Inc.
Buena Park, California

Report on the Financial Statements

We have audited the accompanying financial statements of PLH Products, Inc. (the "Company"), which comprise the balance sheets as of December 31, 2013 and 2012, and the related statements of income, changes in stockholders’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Qualified Opinion

As described further in Note 2 - "Basis of Presentation and Departures from Generally Accepted Accounting Principles", there has been a departure from generally accepted accounting principles regarding the Company’s foreign subsidiaries. The financial position and results of these subsidiaries have not been included in the financial statements as of December 31, 2013 and 2012, but are shown as investments at cost.

Opinion

In our opinion, except for the effects of the matter described in the Basis for Qualified Opinion paragraph, the financial statements referred to above present fairly, in all material respects, the financial position of PLH Products, Inc. as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

City of Industry, California
May 13, 2014

PLH Products, Inc.

Balance Sheets

December 31,	2013	2012

ASSETS

Current Assets:
Cash and cash equivalents	$204,163	$27,150
Accounts receivable, net of allowance for bad debt of $0 and $0, respectively	1,154,733	2,094,595
Accounts receivable – related parties	5,325,855	5,510,010
Inventories	5,337,508	4,166,241
Prepayment to vendor	638,677	-
Prepayment to vendor – related parties	2,258,577	-
Prepaid expenses and other current assets	168,088	177,800

Total current assets	15,087,601	11,975,796

Non-current Assets:
Property, plant and equipment, net	3,028,774	3,095,882
Investments in affiliates	5,500,000	1,700,000
Other assets	160,377	194,677

Total non-current assets	8,689,151	4,990,559

Total assets	$23,776,752	$16,966,355

LIABILITIES AND STOCKHOLDERS’EQUITY

Current Liabilities:
Accounts payable	$2,186,501	$1,651,188
Accounts payable – related parties	4,195,129	-
Dividends payable	46,750	-
Accrued expenses	392,534	399,901
Customer deposits	689,135	-
Borrowings from other	75,100	355,000
Line of credit	2,800,000	1,250,000
Current portion of mortgage and term loans	303,557	266,525

Total current liabilities	10,688,706	3,922,614

Long Term Liabilities:
Mortgage and term loans, net of current portion	4,794,045	5,067,392
Deferred income taxes	48,019	53,496

Total long term liabilities	4,842,064	5,120,888

Total liabilities	15,530,770	9,043,502

Stockholders’ Equity:
Common stock, no par value; 5,000,000 shares authorized; 4,673,000 shares issued and outstanding in 2013 and 4,623,000 shares issued and outstanding in 2012	-	-
Additional paid-in capital	6,074,909	5,832,909
Retained earnings	2,171,073	2,089,944

Total stockholders’ equity	8,245,982	7,922,853

Total liabilities and stockholders’ equity	$23,776,752	$16,966,355

See accompanying notes to financial statements.

PLH Products, Inc.

Statements of Income

Years Ended December 31,	2013	2012
Net sales	$33,558,517	$33,053,994
Cost of sales	26,448,292	26,199,166
Gross profit	7,110,225	6,854,828
Selling, general and administrative expenses	6,308,251	6,104,612
Income from operations	801,974	750,216
Other income (expense):
Interest expense	(332,649)	(356,527)
Other expense, net	(36,962)	1,894
Total other expense, net	(369,611)	(354,633)
Income before income tax provision	432,363	395,583
Income tax provision	174,234	198,865
Net income	$258,129	$196,718

See accompanying notes to financial statements.

PLH Products, Inc.

Statements of Stockholder's Equity

			Additional		Total
	Common Stock		Paid-in	Retained	Stockholders’
	Shares	Amount	Capital	Earnings	Equity
Balance – December 31, 2011	4,623,000	-	5,832,909	2,060,226	7,893,135
Dividend	-	-	-	(167,000)	(167,000)
Net Income	-	-	-	196,718	196,718
Balance – December 31, 2012	4,623,000	-	5,832,909	2,089,944	7,922,853
Issuance of common stock	50,000	-	242,000	-	242,000
Dividend	-	-	-	(177,000)	(177,000)
Net income	-	-	-	258,129	258,129
Balance - December 31, 2013	4,673,000	$-	$6,074,909	$2,171,073	$8,245,982

See accompanying notes to financial statements.

PLH Products, Inc.

Statements of Cash Flows

Years Ended December 31,	2013	2012

Cash flows from operating activities:
Net income	$258,129	$196,718
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense– property, plant and equipment	75,365	75,812
Amortization expense – intangible assets	34,300	34,300
Deferred taxes	(5,477)	(6,874)
Changes in assets and liabilities:
Accounts receivable	939,862	(945,735)
Accounts receivable – related parties	184,155	(296,835)
Inventories	(1,171,267)	191,120
Prepayment to vendor	(638,677)	-
Prepayment to vendor - related parties	(2,258,577)	-
Prepaid expenses and other current assets	9,712	144,549
Accounts payable	582,063	665,680
Accounts payable – related parties	395,129	(2,293)
Accrued expenses	(7,367)	(67,561)
Customer deposits	689,135	-

Net cash used in operating activities	(913,515)	(11,119)

Cash flows from investing activities:
Purchases of fixed assets	(8,257)	(4,411)

Net cash used in investing activities	(8,257)	(4,411)

Cash flows from financing activities:
Borrowings from line of credit, net	1,550,000	53,339
Repayments on mortgage and term loans, net	(236,315)	(252,115)
Issuance of common stock	242,000	-
Repayments on additional loan from others, net	(279,900)	281,000
Dividend distribution	(177,000)	(208,750)

Net cash provided by (used in) financing activities	1,098,785	(126,526)

Net increase (decrease) in cash	177,013	(142,056)

Cash– beginning of year	27,150	169,206

Cash– end of year	$204,163	$27,150

Supplemental disclosure of cash flows information
Cash paid during the year for:
Interest	$332,649	$356,527
Income taxes	$178,873	$154,382

Non-cash investing activity:
Investment, netted against accounts payable - related parties	$(3,800,000)	$3,800,000

See accompanying notes to financial statements.

PLH Products, Inc.

Notes to Financial Statements

1.	PRESENTATION AND NATURE OF OPERATIONS

PLH Products, Inc. (the “Company”), manufactures and distributes saunas. The Company’s corporate office, a California corporation, located in Buena Park, California was established and incorporated on September 8, 1992. The Company sells a full range of sauna under brand names, Health Mate, Sun Spirit, Healspa, Aroma Steam, and Fin Heaven to distributors, retailers, and end- users.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

FASB Codification

In June 2009, the Financial Accounting Standards Board (“FASB”) (issued FASB Accounting Standards Codification (“ASC”) 105-10 (formerly Statement of Financial Accounting Standard (“SFAS”) No. 168), The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles. ASC 105-10 became the source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernment entities. It also modifies the GAAP hierarchy to include only two levels of GAAP; authoritative and non-authoritative.ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The adoption of ASC 105-10 did not have a material impact on the Company’s consolidated financial statements.

Basis of Presentation and Departures from Generally Accepted Accounting Principles

The accounting and reporting policies of the Company are in accordance with accounting principles generally accepted in the United States of America, which is based on the accrual method of accounting.

The Company’s wholly owned foreign subsidiaries have not been consolidated in the financial statements, but have been recorded at cost which does not adhere to generally accepted accounting principles (“GAAP”). As a result, the accompanying balance sheets of the Company as of December 31, 2013 and 2012 and the related statements of income, stockholders’ equity and cash flows for the years then ended may not include any adjustments that may result if the financial statements were consolidated.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ from those estimates.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, the price is fixed or determinable, collection is reasonably assured and delivery of products has occurred or services have been rendered. Customer payments received prior to the recognition of revenue are recorded as deferred revenue included in accrued expenses.

Advertising Expense

Advertising costs are expensed as incurred. Advertising expense amounted to $40,721 and $34,516 for the years ended December 31, 2013 and 2012, respectively.

PLH Products, Inc.

Notes to Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Shipping and Handling Costs

The Company records all charges for outbound shipping and handling as revenue. All outbound shipping and handling costs are included in selling, general, and administrative expenses. The Company incurred $777,708 and $891,173 of outbound shipping and handling costs for the years ended December 31, 2013 and 2012, respectively.

Accounts Receivable

Accounts receivable are carried at original invoice amount less the allowance for doubtful accounts based on a review of all outstanding amounts at year end. Management determines the allowance for doubtful accounts based on a combination of write-off history, aging analysis, and any specific known troubled accounts. Trade receivables are written off when deemed uncollectible.

Inventories

Inventories primarily consist of finished goods and are stated at the lower of cost or market, cost being determined on the weighted average costing method which approximates actual cost. The Company maintains an allowance for potentially excess and obsolete inventories and inventories that are carried at costs that are higher than their estimated net realizable values.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost. Maintenance and repairs are charged to expense as incurred. Depreciation and amortization are provided using the straight-line method over the following estimated useful lives:

Building	39 years
Furniture and fixtures	5-8 years
Machinery and equipment	4-5 years
Vehicles	4-5 years

Leasehold improvements are amortized over the lesser of the useful lives of the improvements, the related lease term, or the life of the building.

Intangible Assets

In December 2009, the Company incurred approximately $171,500 to patent and trademark certain products. These amounts were classified as prepaid expenses at December 31, 2010 and 2009.The Company incurred significant revenue related to these products in 2013 and the Company believes that these products have life of approximately 5 years. As a result, these costs are capitalized and amortized over the life of 5 years. Total intangible assets, net of accumulated amortization, are included in other assets in the balance sheets as of December 31, 2013 and 2012.

Fair Value of Financial Instruments

The Company is required to disclose the estimated fair value of certain assets and liabilities in accordance with ASC-825-10, “Financial Instruments”. As of December 31, 2013 and 2012, the Company believes that the carrying value of cash, accounts receivable, accounts payable, accrued expenses, and other current assets and liabilities approximate fair value due to the short maturity of theses financial instruments.

PLH Products, Inc.

Notes to Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company follows ASC 740, Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates, applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company adopted ASC 740-10-25 on January 1, 2009, which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax position. The Company must recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate resolution. The Company did not recognize additional liabilities for uncertain tax positions as a result of the implementation of ASC 740-10-25 for the year ended December 31, 2013 and 2012.

Long-lived Assets

In accordance with ASC 360, “Property, Plant, and Equipment,” the Company reviews for impairment of long-lived assets and certain identifiable intangibles whenever events or circumstances indicate that the carrying amount of assets may not be recoverable. The Company considers the carrying value of assets may not be recoverable based upon our review of the following events or changes in circumstances: the asset’s ability to continue to generate income from operations and positive cash flow in future periods; loss of legal ownership or title to the assets; significant changes in our strategic business objectives and utilization of the asset; or significant negative industry or economic trends. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset are less than its carrying amount.

As of December 31, 2013 and 2012, the Company was not aware of any events or changes in circumstances that would indicate that the long-lived assets are impaired.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are accounts receivable and other receivables arising from its normal business activities. The Company has a diversified customer base. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for un-collectible accounts and, as a consequence, believes that its accounts receivable related credit risk exposure beyond such allowance is limited.

PLH Products, Inc.

Notes to Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company maintains cash in two accounts located in Southern California. All funds in a non-interest bearing transaction account are insured in full by the Federal Deposit Insurance Corporation (FDIC) from December 31, 2010 through December 31, 2012. This temporary unlimited coverage is in addition to, and separate from, the coverage of at least $250,000 available to depositors under the FDIC's general deposit insurance rules. Beginning January 01, 2013, the Federal Deposit Insurance Corporation (FDIC) will no longer provide unlimited deposit coverage to funds in a non-interest bearing transaction account. The standard insurance amount is $250,000 per deposits under the FDIC's general deposit insurance rules. At December 31, 2013 and 2012, the Company did not have uninsured cash balance.

3.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following:

December 31,	2013	2012

Land	$1,777,116	$1,777,116
Building	1,653,334	1,653,334
Furniture and fixtures	152,839	150,590
Machinery and equipment	146,047	140,039
Vehicles	28,004	28,004
Leasehold improvements	60,741	60,741

Total property, plant and equipment	3,818,081	3,809,824
Less – accumulated depreciation and amortization	(789,307)	(713,942)

Total property, plant and equipment, net	$3,028,774	$3,095,882

Depreciation and amortization expense on property, plant, and equipment amounted to approximately $75,365 and $75,812 for the years ended December 31, 2013 and 2012, respectively.

4.	INTANGIBLE ASSETS (INCLUDED IN OTHER ASSETS)

Intangible assets consisted of the following:

December 31,	2013	2012
Trademark and patent	$171,500	$171,500
Less – accumulated amortization	(102,900)	(68,600)
Total intangible assets, net	$68,600	$102,900

For the years ended December 31, 2013 and 2012, amortization expense was $34,300.

PLH Products, Inc.

Notes to Financial Statements

4.	INTANGIBLE ASSETS (INCLUDED IN OTHER ASSETS) (continued)

Estimated future intangible amortization for each of the next five years is as follows:

Years ending December 31,	Amount
2014	$34,300
2015	34,300
Total	$68,600

5.	LINE OF CREDIT

The Company retains a revolving line of credit with a financial institution. The line of credit has a maximum outstanding aggregate loan balance not to exceed $2,250,000 in 2012. At December 31, 2012, the line of credit provides for variable interest based on the bank’s prime rate plus 1.250% or a floor of 5.50% (5.50% at December 31, 2012), payable monthly, with a maturity date of December 1, 2013. Borrowings under the line of credit are collateralized by the Company’s inventories and equipment. The Company had unused line of credit of $1,000,000, an outstanding balance of $1,250,000 and outstanding standby letters of credit of $1,000,000. Total interest expense was $64,699 for the year ended December 31, 2012.

The Company renewed its revolving line of credit with a financial institution on November 21, 2013. At December 31, 2013, the renewed line of credit has a maximum outstanding aggregate loan balance not to exceed $3,250,000. The line of credit provides for variable interest based on the bank’s prime rate plus 0.75% or a floor of 4.00% (4.00% at December 31, 2013), payable monthly, with a maturity date of November 21, 2014. Borrowings under the line of credit are collateralized by the Company's inventories and equipment. At December 31, 2013, the Company had unused line of credit of $450,000 and an outstanding balance of $2,800,000. Total interest expense was $63,708 for the year ended December 31, 2013.

The Company is required to comply with certain financial covenants under the line of credit agreement. The Company was in compliance as of December 31, 2013 and 2012.

PLH Products, Inc.

Notes to Financial Statements

6.	MORTGAGE AND TERM LOANS

Mortgage and term loans consisted of the following:

December 31,	2013	2012

Note payable on a monthly basis (principal and interest) to a bank under a mortgage loan agreement dated June 01, 2010 with maturity date of June 01, 2017, secured by the Company’s building and land, interest rate at bank’s prime rate plus 1.25% or a floor of 5.25 (5.25% at December 31, 2012).

The mortgage loan agreement mentioned above was refinanced on November 21, 2013. Under the refinanced mortgage loan agreement, note payable on a monthly basis (principal and interest) to a bank with maturity date of November 21, 2020, secured by the Company’s building and land, interest rate at bank’s prime rate plus 0.75% or a floor of 4.00 (4.00% at December 31, 2013).	$3,348,505	$3,729,228

Note payable on a monthly basis (principal and interest) to a bank under a term loan agreement dated June 01, 2010 with maturity date of June 01, 2020, secured by substantially all of the assets of the Company, interest rate at bank’s prime rate plus 1.25% or a floor of 5.25 (5.25% at December 31, 2013).

The term loan agreement mentioned above was refinanced on November 21, 2013. Under the refinanced term loan agreement, note payable on a monthly basis (principal and interest) to a bank with maturity date of November 21, 2020, secured by substantially all of the assets of the Company, interest rate at bank’s prime rate plus 0.75% or a floor of 4.00 (4.00% at December 31, 2013).	1,749,097	1,604,689

Total mortgage and term loans	5,097,602	5,333,917
Less – long term portion	(4,794,045)	(5,067,392)

Current portion of mortgage and term loans	$303,557	$266,525

Total interest expense under mortgage and term loans was $268,941 and $291,829 for the year ended December 31, 2013 and 2012, respectively. The aggregate future payments under the bank loan payable are as follows:

Years ending December 31,	Amount

2014	$303,558
2015	316,099
2016	328,652
2017	342,739
2018	356,900
Thereafter	3,449,654

Total	$5,097,602

PLH Products, Inc.

Notes to Financial Statements

6.	MORTGAGE AND TERM LOANS (continued)

The Company is required to comply with certain financial covenants under the mortgage and term loan agreements. The Company was in compliance as of December 31, 2013 and 2012.

7.	BORROWINGS FROM OTHERS

In 2013, the Company had uncollateralized borrowings from an unrelated party bearing no interest and due on demand. The outstanding balance at December 31, 2013 and 2012 was $75,100 and $355,000, respectively.

8.	INCOME TAX

The provision (benefit) for income taxes consisted of the following:

December 31,	2013	2012
Current:
Federal	$138,427	$167,809
State	41,284	37,930
Total	179,711	205,739

Deferred:
Federal	(4,347)	(5,456)
State	(1,130)	(1,418)
Total	(5,477)	(6,874)

Provision for income taxes	$174,234	$198,865

The Company’s deferred income tax (liability) asset consisted of the following:

December 31,	2013	2012
Current deferred income tax (liabilities) assets:
Depreciation and amortization	$(48,019)	$(53,496)
Total	$(48,019)	$(53,496)

9.	INVESTMENTS IN AFFILIATES

The Company’s investments include wholly owned subsidiaries which are accounted for under the cost method under APB No. 18, Cost vs. Equity Method of Accounting (“APB 18”) as follows:

December 31,	2013	2012
Pacific Cedar Supplies, Inc.	$3,500,000	$1,300,000
Pacific Cedar Supplies, Ltd.	2,000,000	400,000
Total investments	$5,500,000	$1,700,000

PLH Products, Inc.

Notes to Financial Statements

10.	RELATED PARTY TRANSACTIONS

The Company sells and purchases inventories from and to related parties who are wholly owned subsidiaries of the Company. These transactions undertaken on terms no better than for customers who are no related entities. Amounts owed to related parties are as follows:

December 31,	2013	2012

Accounts receivables:
Pacific Cedar Supply, Inc.	$5,081,354	$4,911,801
Pacific Cedar Supply, Ltd.	244,501	598,209
Total	$5,325,855	$5,510,010

Accounts payable:
Pacific Cedar Supply, Inc.	$52,596	$-
Pacific Cedar Supply, Ltd.	4,142,533	-
Total	$4,195,129	$-

Prepayment to vendor:
Pacific Cedar Supply, Inc.	$2,258,577	$-
Total	$2,258,577	$-

Sales to Company’s related parties accounted for approximately 17% and 17% of total sales for the years ended December 31, 2013 and 2012, respectively. The Company purchased total of $14,778,060 and $13,201,860 from related parties for the years ended December 31, 2013 and 2012, respectively.

11.	MAJOR CUSTOMERS

At least 10% of sales and related Accounts receivable from customers consisted of the following:

		Accounts
Year ended / As of December 31, 2013,	Total Sales	Receivable

Customer:
Samsong Caster Co., Ltd.	$6,717,474	$404,172
HM Products Limited	4,957,568	-
Pacific Cedar Supply, Inc.	3,413,568	5,081,354
Total	$15,088,610	$5,485,526

		Accounts
Year ended / As of December 31, 2012,	Total Sales	Receivable

Customer:
Samsong Caster Co., Ltd.	$5,939,626	$350,941
Pacific Cedar Supply, Inc.	5,688,169	4,911,801
HM Products Limited	3,404,473	385,546
Total	$15,032,268	$5,648,288

PLH Products, Inc.

Notes to Financial Statements

12.	MAJOR SUPPLIERS

At least 10% of purchases and related Accounts payable from suppliers consisted of the following:

	Total	Accounts
Year ended / As of December 31, 2013,	Purchases	Payable

Purchases:
Pacific Cedar Supply, Ltd.	$10,443,489	$4,142,533
Western Forest Products, Inc.	6,718,563	851,344
Pacific Cedar Supply, Inc.	4,334,571	52,596
Total	$21,496,623	$5,046,473

	Total	Accounts
Year ended / As of December 31, 2012,	Purchases	Payable

Accounts payable:
Pacific Cedar Supply, Ltd.	$7,779,703	$-
Western Forest Products, Inc.	7,176,516	480,979
Pacific Cedar Supply, Inc.	5,422,157	-
Total	$20,378,376	$480,979

13.	COMMITMENTS AND CONTINGENCIES

The Company leases certain automobiles under operating leases. The future minimum lease payments under these operating leases are as follows:

Years ending December 31,	Amount
2014	4,150
Total	$4,150

The Company is subject to various legal proceedings from time to time as part of its business. As of December 31, 2013, the Company was not currently party to any legal proceedings or threatened legal proceedings, the adverse outcome of which, individually or in the aggregate, it believes would have a material adverse effect on its business, financial condition and results of operations.

14.	RETIREMENT PLAN

The Company has a 401(k) defined contribution retirement benefit plan for the U.S. employees. Contributions by the Company to the retirement plan and expense recognized for the years ended December 31, 2013 and 2012 was $34,805 and $29,750, respectively.

PLH Products, Inc.

Notes to Financial Statements

15.	SUBSEQUENT EVENTS

In May 2009, the FASB issued ASC 855, “Subsequent Events.” ASC 855 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The standard, which includes a new required disclosure of the date through which an entity has evaluated subsequent events, is effective for interim or annual periods ending after June 15, 2009.

The Company evaluated all events or transactions that occurred after December 31, 2013 up through the date the financial statements were available to be issued. During these periods, the Company did not have any material recognizable subsequent events required to be disclosed as of and for the year ended December 31, 2013.

Financial Statements
As of and for the years ended December 31, 2012 and 2011

PLH Products, Inc.

Contents

2

Independent Auditors’ Report

To the Board of Directors and Stockholder
PLH Products, Inc.
Buena Park, California

We have audited the accompanying balance sheets of PLH Products, Inc. (the “Company”) as of December 31, 2012 and 2011, and the related statements of income, stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described further in Basis of Presentation – Departures from Generally Accepted Accounting Principles, there has been a departure from generally accepted accounting principles regarding the Company’s foreign subsidiaries. The financial position and results of these subsidiaries have not been included in the financial statements as of December 31, 2012 and 2011, but are shown as investments at cost; the effects of this are described in Note 2 to the financial statements.

In our opinion, except for the departure from generally accepted accounting principles discussed in the preceding paragraph, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

City of Industry, California
February 26, 2013

3

PLH Products, Inc.

Balance Sheets

December 31,	2012	2011

ASSETS

Current Assets:
Cash	$27,150	$169,206
Accounts receivable, net of allowance for bad debt of $0 and $0, respectively	2,094,595	1,148,860
Accounts receivable – related parties	5,510,010	5,213,175
Inventories	4,166,241	4,357,361
Prepaid expenses and other current assets	177,800	322,349
Total current assets	11,975,796	11,210,951

Non-current Assets:
Property, plant and equipment, net	3,095,882	3,167,283
Investments in affiliates	1,700,000	5,500,000
Other assets	194,677	228,977
Total non-current assets	4,990,559	8,896,260

Total assets	$16,966,355	$20,107,211

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable	$1,651,188	$985,508
Accounts payable – related parties	-	3,802,293
Dividends payable	-	41,750
Accrued expenses	399,901	467,462
Borrowings from other	355,000	74,000
Line of credit	1,250,000	1,196,661
Current portion of mortgage and term loans	266,525	252,068
Total current liabilities	3,922,614	6,819,742

Long Term Liabilities:
Mortgage and term loans, net of current portion	5,067,392	5,333,963
Deferred income taxes	53,496	60,370
Total long term liabilities	5,120,888	5,394,333

Total liabilities	9,043,502	12,214,075

Stockholders’ Equity:
Common stock, no par value; 5,000,000 shares authorized; 4,623,000 shares issued and outstanding	-	-
Additional Paid-in capital	5,832,909	5,832,909
Retained earnings	2,089,944	2,060,227
Total stockholders’ equity	7,922,853	7,893,136

Total liabilities and stockholders’ equity	$16,966,355	$20,107,211

See accompanying notes to financial statements.

4

PLH Products, Inc.

Statements of Income

Years Ended December 31,	2012	2011

Net sales	$33,053,994	$28,965,848

Cost of sales	26,199,166	22,739,478

Gross profit	6,854,828	6,226,370

Selling, general and administrative expenses	6,104,612	5,549,121

Income from operations	750,216	677,249

Other income (expense):
Interest expense	(356,527)	(378,791)
Other income	1,894	62,944

Total other expense, net	(354,633)	(315,847)

Income before income tax provision	395,583	361,402

Income tax provision	198,865	148,208

Net income	$196,718	$213,194

See accompanying notes to financial statements.

5

PLH Products, Inc.

Statements of Stockholders’ Equity

			Additional		Total
	Common Stock		Paid-in	Retained	Stockholders’
	Shares	Amount	Capital	Earnings	Equity

Balance – December 31, 2010	4,673,000	$-	$6,074,909	$2,014,032	$8,088,941

Repurchase of common stock	(50,000)	-	(242,000)	-	(242,000)

Dividend	-	-		(167,000)	(167,000)

Net Income	-	-		213,194	213,194

Balance – December 31, 2011	4,623,000	-	5,832,909	2,060,226	7,893,135

Dividend	-	-	-	(167,000)	(167,000)

Net income	-	-	-	196,718	196,718

Balance - December 31, 2012	4,623,000	$-	$5,832,909	$2,089,944	$7,922,853

See accompanying notes to financial statements.

6

PLH Products, Inc.

Statements of Cash Flows

Years Ended December 31,	2012	2011

Cash flows from operating activities:
Net income	$196,718	$213,194
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense – property, plant and equipment	75,812	78,183
Amortization expense – intangible assets	34,300	34,300
Deferred taxes	(6,874)	(5,373)
Changes in assets and liabilities:
Accounts receivable	(945,735)	566,255
Accounts receivable – related parties	(296,835)	(402,461)
Inventories	191,120	(1,059,748)
Prepaid expenses and other current assets	144,549	48,035
Other assets	-	(171,500)
Accounts payable	665,680	53,234
Accounts payable – related parties	(2,293)	1,026,465
Accrued expenses	(67,561)	210,490

Net cash provided by (used in) operating activities	(11,119)	591,074

Cash flows from investing activities:
Purchases of fixed assets	(4,411)	(2,179)

Net cash used in investing activities	(4,411)	(2,179)

Cash flows from financing activities:
Repayments of line of credit, net	53,339	(50,000)
Repayments on mortgage and term loans	(252,115)	(240,944)
Repurchase of common stock	-	(242,000)
Additional borrowings from other, net	281,000	74,000
Dividend distribution	(208,750)	(172,000)

Net cash used in financing activities	(126,526)	(630,944)

Net decrease in cash	(142,056)	(42,049)

Cash– beginning of year	169,206	211,255

Cash – end of year	$27,150	$169,206

Supplemental disclosure of cash flows information
Cash paid during the year for:
Interest	$356,527	$378,791
Income taxes	$154,382	$109,952

Non-cash investing activity:
Investment, netted against accounts payable - related parties	$3,800,000	$-

See accompanying notes to financial statements.

7

PLH Products, Inc.

Notes to Financial Statements

1.	PRESENTATION AND NATURE OF OPERATIONS

PLH Products, Inc. (the “Company”), manufactures and distributes saunas. The Company’s corporate office, a California corporation, located in Buena Park, California was established and incorporated on September 8, 1992. The Company sells a full range of sauna under brand names, Health Mate, Sun Spirit, Healspa, Aroma Steam, and Fin Heaven to distributors, retailers, and end- users.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

FASB Codification

In June 2009, the Financial Accounting Standards Board (“FASB”) (issued FASB Accounting Standards Codification (“ASC”) 105-10 (formerly Statement of Financial Accounting Standard (“SFAS”) No. 168), The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles. ASC 105-10 became the source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernment entities. It also modifies the GAAP hierarchy to include only two levels of GAAP; authoritative and non- authoritative. ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The adoption of ASC 105-10 did not have a material impact on the Company’s consolidated financial statements.

Basis of Presentation and Departures from Generally Accepted Accounting Principles

The accounting and reporting policies of the Company are in accordance with accounting principles generally accepted in the United States of America, which is based on the accrual method of accounting.

The Company’s wholly owned foreign subsidiaries have not been consolidated in the financial statements, but have been recorded at cost which does not adhere to generally accepted accounting principles (“GAAP”). As a result, the accompanying balance sheet of the Company as of December 31, 2012 and the related statements of income, stockholders’ equity and cash flows for the year then ended may not include any adjustments that may result if the financial statements were consolidated.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ from those estimates.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, the price is fixed or determinable, collection is reasonably assured and delivery of products has occurred or services have been rendered. Customer payments received prior to the recognition of revenue are recorded as deferred revenue included in accrued expenses.

Advertising Expense

Advertising costs are expensed as incurred. Advertising expense amounted to $34,516 and $10,476 for the years ended December 31, 2012 and 2011, respectively.

8

PLH Products, Inc.

Notes to Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Shipping and Handling Costs

The Company records all charges for outbound shipping and handling as revenue. All outbound shipping and handling costs are included in selling, general, and administrative expenses. The Company incurred $891,173 and $805,420 of outbound shipping and handling costs for the years ended December 31, 2012 and 2011, respectively.

Accounts Receivable

Accounts receivable are carried at original invoice amount less the allowance for doubtful accounts based on a review of all outstanding amounts at year end. Management determines the allowance for doubtful accounts based on a combination of write-off history, aging analysis, and any specific known troubled accounts. Trade receivables are written off when deemed uncollectible.

Inventories

Inventories primarily consist of finished goods and are stated at the lower of cost or market, cost being determined on the weighted average costing method which approximates actual cost. The Company maintains an allowance for potentially excess and obsolete inventories and inventories that are carried at costs that are higher than their estimated net realizable values.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost. Maintenance and repairs are charged to expense as incurred. Depreciation and amortization are provided using the straight-line method over the following estimated useful lives:

Building	39 years
Furniture and fixtures	5-8 years
Machinery and equipment	4-5 years
Vehicles	4-5 years

Leasehold improvements are amortized over the lesser of the useful lives of the improvements, the related lease term, or the life of the building.

Intangible Assets

In December 2009, the Company incurred approximately $171,500 to patent and trademark certain products. These amounts were classified as prepaid expenses at December 31, 2010 and 2009. The Company incurred significant revenue related to these products in 2012 and the Company believes that these products have life of approximately 5 years. As a result, these costs are capitalized and amortized over the life of 5 years. These costs capitalized including accumulated amortization are included in other assets in the balance sheets as of December 31, 2012 and 2011.

Fair Value of Financial Instruments

The Company is required to disclose the estimated fair value of certain assets and liabilities in accordance with ASC-825-10, “Financial Instruments”. As of December 31, 2012 and 2011 the Company believes that the carrying value of cash, accounts receivable, accounts payable, accrued expenses, and other current assets and liabilities approximate fair value due to the short maturity of theses financial instruments.

9

PLH Products, Inc.

Notes to Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company follows ASC 740, Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates, applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company adopted ASC 740-10-25 on January 1, 2009, which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax position. The Company must recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate resolution. The Company did not recognize additional liabilities for uncertain tax positions as a result of the implementation of ASC 740-10-25 for the year ended December 31, 2012 and 2011.

Long-lived Assets

In accordance with ASC 360, “Property, Plant, and Equipment,” the Company reviews for impairment of long- lived assets and certain identifiable intangibles whenever events or circumstances indicate that the carrying amount of assets may not be recoverable. The Company considers the carrying value of assets may not be recoverable based upon our review of the following events or changes in circumstances: the asset’s ability to continue to generate income from operations and positive cash flow in future periods; loss of legal ownership or title to the assets; significant changes in our strategic business objectives and utilization of the asset; or significant negative industry or economic trends. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset are less than its carrying amount.

As of December 31, 2012 and 2011, the Company was not aware of any events or changes in circumstances that would indicate that the long-lived assets are impaired.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are accounts receivable and other receivables arising from its normal business activities. The Company has a diversified customer base. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for un-collectible accounts and, as a consequence, believes that its accounts receivable related credit risk exposure beyond such allowance is limited.

The Company maintains cash in one account located in Southern California. All funds in a non-interest bearing transaction account are insured in full by the Federal Deposit Insurance Corporation (FDIC) from December 31, 2012 through December 31, 2013. This temporary unlimited coverage is in addition to, and separate from, the coverage of at least $250,000 available to depositors under the FDIC's general deposit insurance rules. At December 31, 2012 and 2011, the Company did not have uninsured cash balance.

10

PLH Products, Inc.

Notes to Financial Statements

3.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following:

December 31,	2012	2011

Land	$1,777,116	$1,777,116
Building	1,653,334	1,653,334
Furniture and fixtures	150,590	150,590
Machinery and equipment	140,039	140,039
Vehicles	28,004	28,004
Leasehold improvements	60,741	56,330

Total property, plant and equipment	3,809,824	3,805,413
Less – accumulated depreciation and amortization	(713,942)	(638,130)

Total property, plant and equipment, net	$3,095,882	$3,167,283

4.	INTANGIBLE ASSETS (INCLUDED IN OTHER ASSETS)

In December 2009, the Company incurred approximately $171,500 to patent and trademark certain products. These amounts were classified as prepaid expenses at December 31, 2010 and 2009. The Company incurred significant revenue related to these products in 2012 and the Company believes that these products have life of approximately 5 years. As a result, these costs are capitalized and amortized over the life of 5 years. These costs capitalized including accumulated amortization are included in other assets in the balance sheets as of December 31, 2012 and 2011.

Intangible assets consisted of the following:

December 31,	2012	2011

Trademark and patent	$137,200	$171,500
Less – accumulated amortization	(34,300)	(34,300)

Total intangible assets, net	$102,900	$137,200

For the years ended December 31, 2012 and 2011, amortization expense was $34,300 and $30,300, respectively.

Estimated future intangible amortization for each of the next five years is as follows:

Years ending December 31,	Amount

2013	$34,300
2014	34,300
2015	34,300

Total	$102,900

11

PLH Products, Inc.

Notes to Financial Statements

5.	LINE OF CREDIT

The Company entered into a revolving line of credit with a financial institution. The line of credit has a maximum outstanding aggregate loan balance not to exceed $2,250,000 in 2012. At December 31, 2011, the line of credit provides for variable interest based on the bank’s prime rate plus 1.250% or a floor of 5.50% (5.50% at December 31, 2012), payable monthly, with a maturity date of December 1, 2013. Borrowings under the line of credit are collateralized by the Company’s inventories and equipment. The Company had unused line of credit of $1,000,000, an outstanding balance of $1,250,000 and outstanding standby letters of credit of $1,000,000. Total interest expense was $64,699 for the year ended December 31, 2012.

The Company is required to comply with certain financial covenants under the line of credit agreement. The Company was in compliance as of December 31, 2012 and 2011.

6.	MORTGAGE AND TERM LOANS

Mortgage and term loans consisted of the following:

December 31,	2012	2011

Note payable on a monthly basis (principal and interest) to a bank under a mortgage loan dated June 1, 2010 with maturity date of June 1, 2017, secured by the Company’s building and land, interest rate at bank’s prime rate plus 1.25% or a floor of 5.25 (5.25% at December 31, 2012).	$3,729,228	$3,811,963

Note payable on a monthly basis (principal and interest) to a bank under a term loan agreement dated June 1, 2010 with maturity date of June 1, 2020, secured by substantially all of the assets of the Company, interest rate at bank’s prime rate plus 1.25% or a floor of 5.25 (5.25% at December 31, 2012).	1,604,689	1,774,068

Total mortgage and term loans	5,333,917	5,586,031
Less – long term portion	(5,067,392)	(5,333,963)

Current portion of mortgage and term loans	$266,525	$252,068

Total interest expense under mortgage and term loans was $291,829 for the year ended December 31, 2012. The aggregate future payments under the bank loan payable are as follows:

Years ending December 31,	Amount

2013	$266,525
2014	280,926
2015	296,106
2016	311,437
2017	3,565,917
Thereafter	613,006

Total	$5,333,917

12

PLH Products, Inc.

Notes to Financial Statements

The Company is required to comply with certain financial covenants under the mortgage and term loan agreements. The Company was in compliance as of December 31, 2012.

7.	BORROWINGS FROM OTHERS

In 2012, the Company had uncollateralized borrowings from an unrelated party bearing no interest and due on demand. The outstanding balance at December 31, 2012 and 2011 was $355,000 and $74,000, respectively.

8.	INCOME TAX

The provision (benefit) for income taxes consisted of the following:

December 31,	2012	2011
Current:
Federal	$167,809	$118,915
State	37,930	34,667
Total	205,739	153,582

Deferred:
Federal	(5,456)	(4,181)
State	(1,418)	(1,193)
Total	(6,874)	(5,374)

Provision for income taxes	$198,865	$148,208

The Company’s deferred income tax (liability) asset consisted of the following:

December 31,	2012	2011
Current deferred income tax (liabilities) assets:
Depreciation and amortization	$(53,496)	$(60,370)
Total	$(53,496)	$(60,370)

9.	INVESTMENTS IN AFFILIATES

The Company’s investments include wholly owned subsidiaries which are accounted for under the cost method under APB No. 18, Cost vs. Equity Method of Accounting (“APB 18”) as follows:

December 31,	2012	2011

Pacific Cedar Supplies, Inc.	$1,300,000	$3,500,000
Pacific Cedar Supplies, Ltd.	400,000	2,000,000

Total investments	$1,700,000	$5,500,000

13

PLH Products, Inc.

Notes to Financial Statements

10.	RELATED PARTY TRANSACTIONS

The Company sells and purchases inventories from and to related parties who are wholly owned subsidiaries of the Company. These transactions undertaken on terms no better than for customers who are no related entities. Amounts owed to related parties are as follows:

December 31,	2012	2011

Accounts receivables:
Pacific Cedar Supply, Inc.	$4,911,801	$4,069,256
Pacific Cedar Supply, Ltd.	598,209	1,143,919
Total	$5,510,010	$5,213,175

Accounts payable:
Pacific Cedar Supply, Inc.	$-	$1,520,748
Pacific Cedar Supply, Ltd.	-	2,281,545
Total	$-	$3,802,293

Sales to Company’s related parties accounted for approximately 17% of total sales for the year ended December 31, 2012. The Company purchased total of $13,311,116 from related parties for the year ended December 31, 2012.

11.	COMMITIMENTS AND CONTINGENCIES

The Company leases certain automobiles under operating leases. The future minimum lease payments under these operating leases are as follows:

Years ending December 31,	Amount

2013	9,960

2014	4,150

Total	$14,110

The Company is subject to various legal proceedings from time to time as part of its business. As of December 31, 2012, the Company was not currently party to any legal proceedings or threatened legal proceedings, the adverse outcome of which, individually or in the aggregate, it believes would have a material adverse effect on its business, financial condition and results of operations.

12.	RETIREMENT PLAN

The Company has a 401(k) defined contribution retirement benefit plan for the U.S. employees. Contributions by the Company to the retirement plan and expense recognized for the years ended December 31, 2012 and 2011 was $29,750 and $29,236, respectively.

14

PLH Products, Inc.

Notes to Financial Statements

13.	SUBSEQUENT EVENTS

In May 2009, the FASB issued ASC 855, “Subsequent Events.” ASC 855 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The standard, which includes a new required disclosure of the date through which an entity has evaluated subsequent events, is effective for interim or annual periods ending after June 15, 2009.

The Company evaluated all events or transactions that occurred after December 31, 2012 up through the date the financial statements were available to be issued. During these periods, the Company did not have any material recognizable subsequent events required to be disclosed as of and for the year ended December 31, 2012.

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